UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2020 (June 17, 2020)

THE WENDY’S COMPANY

(Exact name of registrant, as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dave Thomas Boulevard, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 764-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	WEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Variable Funding Notes

On June 17, 2020 (the “Closing Date”), Wendy’s Funding, LLC (the “Master Issuer”), a limited-purpose, bankruptcy-remote, wholly-owned indirect subsidiary of The Wendy’s Company (the “Company”), entered into a revolving financing facility of Series 2020-1 Variable Funding Senior Secured Notes, Class A-1 (the “Variable Funding Notes”), which allows for the drawing of up to $100 million under the Variable Funding Notes. The Variable Funding Notes were issued in a privately placed securitization transaction pursuant to which certain of the Company’s domestic and foreign revenue-generating assets, consisting principally of franchise-related agreements, real estate assets, and intellectual property and license agreements for the use of intellectual property, are held by the Master Issuer and certain other limited-purpose, bankruptcy remote, wholly-owned indirect subsidiaries of the Company that act as Guarantors (as defined below) of the Variable Funding Notes and that have pledged substantially all of their assets, excluding certain real estate assets and subject to certain limitations, to secure the Variable Funding Notes.

The Master Issuer did not draw on the Variable Funding Notes on the Closing Date. The Variable Funding Notes were issued to provide enhanced financial flexibility in light of the uncertain market conditions arising from the COVID-19 pandemic.

The Variable Funding Notes were issued under a Base Indenture dated June 1, 2015, a copy of which is attached to the Company’s Current Report on Form 8-K filed June 2, 2015 as Exhibit 4.1 (the “Base Indenture”), and the related supplemental indenture dated June 17, 2020, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1 (the “Series 2020-1 Supplement”, and collectively with the Base Indenture, the First Supplement to the Base Indenture dated February 10, 2017, a copy of which is attached to the Company’s Annual Report on Form 10-K filed March 2, 2017 as Exhibit 4.3, the Second Supplement to the Base Indenture dated January 17, 2018, a copy of which is attached to the Company’s Current Report on Form 8-K filed January 17, 2018 as Exhibit 4.2, the Third Supplement to the Base Indenture dated February 4, 2019, a copy of which is attached to the Company’s Annual Report on Form 10-K filed February 27, 2019 as Exhibit 4.6, the Fourth Supplement to the Base Indenture dated June 26, 2019, a copy of which is attached to the Company’s Current Report on Form 8-K filed June 26, 2019 as Exhibit 4.2, and the Fifth Supplement to the Base Indenture (as defined below), the “Indenture”), each between the Master Issuer and Citibank, N.A., as trustee (in such capacity, the “Trustee”) and securities intermediary. The Indenture allows the Master Issuer to issue additional series of notes in the future subject to certain conditions.

On June 17, 2020, the Master Issuer and Citibank, N.A. entered into a Fifth Supplement to the Base Indenture (the “Fifth Supplement to the Base Indenture”), a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.2, for the purpose of amending certain provisions of the Base Indenture, including specifying the process by which certain mandatory prepayments are made to the holders of multiple series of variable funding notes.

Drawings and certain additional terms of the Variable Funding Notes are governed by the Class A-1 Note Purchase Agreement, dated June 17, 2020 (the “Variable Funding Note Purchase Agreement”), a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference, by and among the Master Issuer, the Guarantors (as defined below), Wendy’s International, LLC, as manager (the “Manager”), certain conduit investors, financial institutions and funding agents, and Coöperatieve Rabobank U.A., New York Branch, as provider of letters of credit, as swingline lender and as administrative agent. The Variable Funding Notes will be governed by both the Variable Funding Note Purchase Agreement and the Indenture. Depending on the type of borrowing under the Variable Funding Notes, interest on the Variable Funding Notes will be based on (i) the prime rate, (ii) overnight federal funds rates, (iii) the London interbank offered rate for U.S. Dollars or (iv) with respect to advances made by conduit investors, the weighted average cost of, or related to, the issuance of commercial paper allocated to fund or maintain such advances, in each case plus any applicable margin, as more fully set forth in the Variable Funding Note Purchase Agreement. There is a commitment fee on the unused portion of the Variable Funding Notes facility of 150 basis points. As of the Closing Date, it is anticipated that the principal and any interest on the Variable Funding Notes will be repaid in full on or prior to June 2023. Following the anticipated repayment date (and any extensions thereof), additional interest will accrue on the Variable Funding Notes at a rate of 5.00% per annum. The Variable Funding Notes and other credit instruments issued under the Variable Funding Note Purchase Agreement are secured by the collateral described below under “Guarantees and Collateral.”

Guarantees and Collateral

Pursuant to the Guarantee and Collateral Agreement, dated June 1, 2015 (the “Guarantee and Collateral Agreement”), a copy of which is attached to the Company’s Current Report on Form 8-K filed on June 2, 2015 as Exhibit 10.2, by and among Wendy’s SPV Guarantor, LLC, Quality Is Our Recipe, LLC, and Wendy’s Properties, LLC, each as a guarantor of the Variable Funding Notes (collectively, the “Guarantors”), in favor of the Trustee, the Guarantors guarantee the obligations of the Master Issuer under the Indenture and related documents and secure the guarantee by granting a security interest in substantially all of their assets, except for certain real estate assets and subject to certain limitations as set forth therein.

The Variable Funding Notes are secured by a security interest in substantially all of the assets of the Master Issuer and the Guarantors (collectively, the “Securitization Entities”), except for certain real estate assets and subject to certain limitations as set forth in the Indenture and the Guarantee and Collateral Agreement. The assets of the Securitization Entities include most of the domestic and certain of the foreign revenue-generating assets of the Company and its subsidiaries, which principally consist of franchise-related agreements, certain company-operated restaurants, intellectual property and license agreements for the use of intellectual property. Upon certain trigger events, mortgages will be required to be prepared and recorded on the real estate assets. The assets of the Securitization Entities, including real estate assets, are referred to herein as the “Securitized Assets.”

The Variable Funding Notes are obligations only of the Master Issuer pursuant to the Indenture and are unconditionally and irrevocably guaranteed by the Guarantors pursuant to the Guarantee and Collateral Agreement. The pledge and security interest provisions with respect to the Master Issuer are included in the Base Indenture. Neither the Company nor any subsidiary of the Company, other than the Securitization Entities, will guarantee or in any way be liable for the obligations of the Master Issuer under the Indenture or the Variable Funding Notes.

Management of the Securitized Assets

None of the Securitization Entities has employees. Each of the Securitization Entities entered into a Management Agreement, dated June 1, 2015, a copy of which is attached to the Company’s Current Report on Form 8-K filed on June 2, 2015 as Exhibit 10.3, as amended by the Management Agreement Amendment dated January 17, 2018, a copy of which is attached to the Company’s Current Report on Form 8-K filed on January 17, 2018 as Exhibit 10.2, and the Second Amendment to the Management Agreement dated June 26, 2019, a copy of which is attached to the Company’s Current Report on Form 8-K filed on June 26, 2019 as Exhibit 10.2 (collectively, as so amended, the “Management Agreement”), among the Securitization Entities, the Manager and the Trustee.

Pursuant to the Management Agreement, Wendy’s International, LLC acts as the Manager with respect to the Securitized Assets. The primary responsibilities of the Manager are to perform certain franchising, real estate, intellectual property and operational functions on behalf of the Securitization Entities with respect to the Securitized Assets pursuant to the Management Agreement. The Manager is entitled to the payment of a weekly management fee, as set forth in the Management Agreement, which includes reimbursement of certain expenses, and is subject to the liabilities set forth in the Management Agreement.

The Manager manages and administers the Securitized Assets in accordance with the terms of the Management Agreement and, except as otherwise provided in the Management Agreement, the management standard set forth in the Management Agreement. Subject to limited exceptions set forth in the Management Agreement, the Management Agreement does not require the Manager to expend or risk its funds or otherwise incur any financial liability in the performance of any of its rights or powers under the Management Agreement if the Manager has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to the Manager.

Subject to limited exceptions set forth in the Management Agreement, the Manager will indemnify each Securitization Entity, the Trustee and certain other parties, and their respective officers, directors, employees and agents for all claims, penalties, fines, forfeitures, losses, legal fees and related costs and judgments and other costs, fees and reasonable expenses that any of them may incur as a result of (i) the failure of the Manager to perform its obligations under the Management Agreement, (ii) the breach by the Manager of any representation or warranty under the Management Agreement or (iii) the Manager’s negligence, bad faith or willful misconduct.

Covenants and Restrictions

The Variable Funding Notes are subject to a series of covenants and restrictions customary for transactions of this type, including (i) that the Master Issuer maintains specified reserve accounts to be used to make required payments in respect of the Variable Funding Notes, (ii) provisions relating to optional and mandatory prepayments and the related payment of specified amounts, (iii) certain indemnification payments in the event that, among other things, the assets pledged as collateral for the Variable Funding Notes are defective or ineffective in specified ways and (iv) covenants relating to recordkeeping, access to information and similar matters.

The Variable Funding Notes are also subject to customary rapid amortization events provided for in the Indenture, including events tied to (i) failure to maintain stated debt service coverage ratios, (ii) the sum of global gross sales for specified restaurants being below certain levels on certain measurement dates, (iii) certain manager termination events (including, in certain circumstances, a change of control of the Company) and (iv) the occurrence of an event of default.

The Variable Funding Notes are also subject to certain customary events of default, including, without limitation, events relating to (i) non-payment of required interest, principal or other amounts due on or with respect to the Variable Funding Notes, (ii) failure to comply with covenants within certain timeframes, (iii) certain bankruptcy events, (iv) breaches of specified representations and warranties, (v) the Trustee ceasing to have valid and perfected security interests in certain collateral and (vi) certain judgments.

General

The Variable Funding Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and may not be offered or sold in the United States absent such registration or an exemption from the registration requirements of the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Variable Funding Notes or any other security and shall not constitute an offer, solicitation or sale of the Variable Funding Notes or any other security in any jurisdiction where such an offering or sale would be unlawful.

The foregoing summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the complete text of the Series 2020-1 Supplement, the Fifth Supplement to the Base Indenture and the Variable Funding Note Purchase Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 10.1, respectively, and are hereby incorporated herein by reference. Interested parties should read the documents in their entirety.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description

4.1

Series 2020-1 Supplement to Base Indenture, dated as of June 17, 2020, by and between Wendy’s Funding, LLC, as Master Issuer of the Series 2020-1 variable funding senior notes, Class A-1, and Citibank, N.A., as Trustee and Series 2020-1 Securities Intermediary.

4.2	Fifth Supplement to the Base Indenture, dated as of June 17, 2020, by and between Wendy’s Funding, LLC, as Master Issuer, and Citibank, N.A., as Trustee.

10.1

Class A-1 Note Purchase Agreement, dated as of June 17, 2020, by and among Wendy’s Funding, LLC, as Master Issuer, each of Quality Is Our Recipe, LLC, Wendy’s Properties, LLC and Wendy’s SPV Guarantor, LLC, as Guarantors, Wendy’s International, LLC, as Manager, the conduit investors party thereto, the financial institutions party thereto, certain funding agents, and Coöperatieve Rabobank, U.A., New York Branch, as L/C Provider, Swingline Lender and Administrative Agent.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE WENDY’S COMPANY

Date: June 18, 2020	By:	/s/ Michael G. Berner
Michael G. Berner
Associate General Counsel – Corporate and Securities, and Assistant Secretary